UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2016

Item 1. Reports to Stockholders.

Annual Report 5/31/2016

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester® Short Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays 1-Year Municipal Bond Index
1-Year	2.19%	-0.11%	0.87%
5-Year	2.40	1.93	0.80
Since Inception (12/6/10)	2.51	2.08	0.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester Short Term Municipal Fund generated attractive levels of tax-free income and a competitive, yield-driven total return for the 12 months ended May 31, 2016. The Fund’s Class A shares provided a distribution yield of 1.76% at net asset value (NAV) at the end of this reporting period. At 2.19% as of May 31, 2016, the annual total return at NAV for this Fund’s Class A shares exceeded the Barclays 1-Year Municipal Bond Index, its benchmark, by 1.32 percentage points.

MARKET OVERVIEW

In mid-May 2016, the Federal Reserve Open Market Committee (FOMC) announced that it had decided during its April meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. At the time, the FOMC indicated that an increase at the June 2016 meeting would be appropriate only if “incoming data were consistent with economic growth picking up in the second quarter, labor market conditions continue to strengthen and inflation makes progress toward the Fed’s 2% objective.”

Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions. In the

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.82% at the end of this reporting period. At 1.76%, the distribution yield at NAV for this Fund’s Class A shares was 94 basis points higher than the category average.

first half of this reporting period, many predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.76%

Dividend Yield with sales charge	1.71

Standardized Yield	0.76

Taxable Equivalent Yield	1.34

Last distribution (5/24/16)	$0.006

Total distributions (6/1/15 to 5/31/16)	$0.071

Endnotes for this discussion begin on page 13 of this report.

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In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.” While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly.

One month later, the Fed Funds target rate was increased to its current level—0.25% to 0.50%. The rate had been held to a range of zero to 0.25% for nearly 7 years, and December’s increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the waning days of this reporting period, Ms. Yellen posited that rates could rise “in the coming months” and that the Fed was seeking more evidence of a rebounding economy. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On May 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on May 29, 2015, the end of the previous 12-month reporting period. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.64% on May 31, 2016, down 58 basis points from May 29, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.70% on May 31, 2016, down 56 basis points from the May 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.46%, up 22 basis points from the May 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

Please note: In June 2016, the FOMC once again chose not to raise the Fed Funds target

4        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

rate. Ms. Yellen acknowledged that “it’s not impossible” that the rate could change in July, but also that she wasn’t “comfortable to say it’s in the next meeting or two.”

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held nearly 700 securities as of May 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Term Municipal Debt Funds category as of May 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At 1.76% on that date, it was 94 basis points higher than the category average, which was 0.82%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 0.6 cents per share at the outset of this reporting period, was reduced to 0.55 cents per share beginning with the April payout. In all, the Fund distributed 7.1 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 1.34%, based on the Fund’s standardized yield as of May 31, 2016, and the top federal income tax rate for 2016. As long-time investors know, yields on fixed income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 22.1% of total assets (22.2% of net assets) as of May 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various U.S. municipalities and in the Commonwealth of Puerto Rico. All of this Fund’s Puerto Rico holdings are insured by insurers that the Rochester investment team believes to be high quality. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

This sector – like all of the sectors of this Fund – contributed positively to performance this reporting period.

As of May 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 15.6% of total assets (15.6% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Holdings in this sector also contributed positively to the Fund’s performance this reporting period.

5        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 8.6% of the Fund’s total assets (8.6% of net assets) as of May 31, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, two of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements and contributed positively to the Fund’s performance.

As of May 31, 2016, 6.0% of the Fund’s total assets (6.1% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Investments in this sector contributed positively to the Fund’s performance this reporting period.

U.S. Government obligation bonds constituted 5.7% of the Fund’s total assets (5.7% of net assets) on May 31, 2016. This sector includes any securities held by the Fund that have been pre-refunded, including some securities that had been issued in Puerto Rico. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a transaction that can only occur when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government. The sector contributed positively to the Fund’s performance this reporting period.

The education sector represented 4.9% of the Fund’s total assets (5.0% of net assets) as of May 31, 2016. This sector, which consists of bonds that primarily finance the infrastructure needs of a variety of charter schools, contributed positively to the Fund’s total return this reporting period.

The sales tax sector represented 4.9% of the Fund’s total assets (4.9% of net assets) as of May 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue, and the sector contributed positively to the Fund’s performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 5.9% of the Fund’s total assets (5.9% of net assets) at the end of this reporting period.

The Fund’s Puerto Rico holdings, all of which are insured or have been pre-refunded, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Investors should note that

6        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Please note: After the end of this Fund’s reporting period, the U.S. Congress passed and President Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which establishes a federal control board and requires the government of the Commonwealth of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. On July 1, 2016, the Government Development Bank of Puerto Rico announced that it would fail to make a $779 million payment on its G.O. debt. As previously discussed, this Fund’s G.O. holdings are

7        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

insured by insurers that the Rochester investment team believes to be high quality. Investors should also note that 100% of the interest and principal payments due to this Fund from the Commonwealth of Puerto Rico and its instrumentalities were paid on time; some of these payments included funding by insurers. The Fund’s NAV was slightly higher in mid-July than it was on May 31, 2016, the end of this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 4.7% of total assets (4.7% of net assets) at the end of this reporting period. This set of holdings included water utilities with 1.9% of total assets (1.9% of net assets), electric utilities with 1.5% of total assets (1.5% of net assets), sewer utilities with 1.1% of total assets (1.1% of net assets) and gas utilities with 0.2% of total assets (0.2% of net assets) as of May 31, 2016. Our holdings in these sectors include electric utility bonds issued by PREPA (Puerto Rico’s electric utility authority) and one municipal security issued in Guam. The PREPA bonds are insured by insurers that the Rochester investment team believes to be high quality. Each of these utility sectors contributed positively to the Fund’s performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. As of May 31, 2016,

4.5% of the Fund’s total assets (4.6% of net assets) were invested in the marine/ aviation facilities sector. Our holdings in the sector contributed positively to the Fund’s performance this reporting period.

Tax increment financing (TIF) bonds constituted 3.3% of the Fund’s total assets (3.3% of net assets) on May 31, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. TIFs also contributed positively to the Fund’s performance this reporting period.

The Fund also maintained relatively smaller investments in several sectors, all of which contributed positively to the Fund’s performance as of May 31, 2016.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

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INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. Additionally, during this reporting period, as it has since its inception, the Fund limited the average stated maturity of its portfolio to 5 years or less. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

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The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Dan Loughran

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	22.1%
Hospital/Healthcare	15.6
Municipal Leases	8.6
Higher Education	6.0
U.S. Government Obligations	5.7
Education	4.9
Sales Tax Revenue	4.9
Marine/Aviation Facilities	4.5
Tax Increment Financing (TIF)	3.3
Special Tax	2.7

Portfolio holdings are subject to change. Percentages are as of May 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.8%	0.1%	4.9%

AA	56.4	0.2	56.6

A	24.9	4.0	28.9

BBB	4.9	0.8	5.7

BB or lower	3.3	0.6	3.9

Total	94.3%	5.7%	100.0%

The percentages above are based on the market value of the securities as of May 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 5/31/16

	Without Sales Charge	With Sales Charge
Class A	1.76%	1.71%
Class C	1.06	N/A
Class Y	1.98	N/A

STANDARDIZED YIELDS For the 30 Days Ended 5/31/16

Class A	0.76%

Class C	0.04

Class Y	1.02

TAXABLE EQUIVALENT YIELDS

As of 5/31/16

Class A	1.34%

Class C	0.07

Class Y	1.80

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	2.19%	2.40%	2.51%
Class C (ORSCX)	12/6/10	1.43	1.61	1.73
Class Y (ORSYX)	12/6/10	2.72	2.70	2.80

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.11%	1.93%	2.08%
Class C (ORSCX)	12/6/10	0.43	1.61	1.73
Class Y (ORSYX)	12/6/10	2.72	2.70	2.80

13        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays 1-Year Municipal Bond Index, which consists of investment-grade municipal bonds having remaining maturities of 1 to 2 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the

Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0055 for the 28-day accrual period ended May 24, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 24, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0033

14        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

and $0.0062, respectively, for the 28-day accrual period ended May 24, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended May 31, 2016 and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 108 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016
Class A	$ 1,000.00	$ 1,012.20	$ 4.18
Class C	1,000.00	1,008.40	7.96
Class Y	1,000.00	1,016.10	2.93

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.85	4.20
Class C	1,000.00	1,017.10	8.00
Class Y	1,000.00	1,022.10	2.94

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.83%
Class C	1.58
Class Y	0.58

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STATEMENT OF INVESTMENTS May 31, 2016

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—97.8%
Alabama—2.6%
$1,000,000	AL Port Authority (Alabama Docks Dept.)	5.000%	10/01/2019	10/01/2016	A	$1,014,910

250,000	AL Public Hsg. Authority, Series B1	4.450	01/01/2024	06/30/2016	A	250,490

75,000	Jefferson County, AL GO	5.000	04/01/2018	06/30/2016	A	75,104

1,000,000	Jefferson County, AL GO	5.000	04/01/2024	06/30/2016	A	1,005,870

330,000	Jefferson County, AL GO	5.250	04/01/2017	06/30/2016	A	330,469

5,045,000	Jefferson County, AL GO	5.000	04/01/2023	06/30/2016	A	5,047,270

30,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	06/30/2016	A	30,176

375,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	06/30/2016	A	377,201

3,335,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	06/30/2016	A	3,354,576

1,225,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	06/30/2016	A	1,232,191

765,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	06/30/2016	A	769,491

1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	06/30/2016	A	1,730,096

225,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	06/30/2016	A	226,321

570,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2020	06/30/2016	A	573,346

3,140,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	06/30/2016	A	3,158,432

155,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2017	06/30/2016	A	155,910

180,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	06/30/2016	A	181,057

260,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	06/30/2016	A	261,526

2,250,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	06/30/2016	A	2,263,207

50,000	Jefferson County, AL Public Building Authority	5.125	04/01/2021	06/30/2016	A	50,052

						22,087,695

Alaska—0.0%
170,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)	7.000	10/01/2023	02/21/2019	A	191,063

Arizona—3.8%
100,000	AZ Health Facilities Authority (The Beatitudes Campus)	5.100	10/01/2022	10/01/2016	A	100,348

3,000,000	AZ Sports & Tourism Authority (Professional Baseball Training Facilities)	5.000	07/01/2016	07/01/2016		3,007,500

18        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Arizona (Continued)

$2,695,000	Mohave County, AZ IDA (Mohave Prison)	7.500%		05/01/2019	05/19/2018	B	$2,924,291

17,220,000	Phoenix, AZ IDA (Rowan University) SPEARS	0.590	[2]	06/01/2042	06/07/2016	A	17,220,000

8,125,000	Pima County, AZ IDA Floaters	0.680	[2]	03/01/2030	06/07/2016	A	8,125,000

20,000	Surprise, AZ Municipal Property Corp.	4.700		04/01/2022	10/01/2016	A	20,276

1,160,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)	3.900		09/01/2024	11/14/2021	B	1,215,819

							32,613,234

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250		11/01/2019	06/30/2016	A	25,102

10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500		12/01/2016	06/30/2016	A	10,004

							35,106

California—18.5%
470,000	Adelanto, CA School District	3.745	[3]	09/01/2018	09/28/2017	B	428,005

130,000	Alameda Contra Costa, CA Transit District COP	4.750		08/01/2017	02/04/2017	B	132,747

12,965,000	Alhambra, CA COP (Police Facilities)	6.750		09/01/2023	07/06/2020	B	14,971,204

35,000	Amador, CA Water Agency	4.000		06/01/2020	06/30/2016	A	35,073

1,160,000	Anaheim, CA Public Financing Authority	6.000		09/01/2016	09/01/2016		1,175,045

20,000	Barstow, CA Redevel. Agency	4.700		09/01/2022	06/30/2016	A	20,070

450,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2022	09/01/2022		516,568

475,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2023	09/01/2023		550,544

5,000	Bell, CA GO	4.125		08/01/2021	06/30/2016	A	5,009

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500		09/01/2017	09/01/2016	A	50,462

50,000	Bonny Doon, CA Union Elementary School District	4.625		06/01/2016	06/01/2016		50,000

75,000	CA College of the Sequoias Community College District COP	4.750		05/01/2026	06/30/2016	A	75,248

55,000	CA County Tobacco Securitization Agency[1]	4.250		06/01/2021	06/30/2016	A	55,018

85,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	06/30/2016	A	85,831

5,000	CA Educational Facilities Authority (California Western School of Law)	5.000		10/01/2018	06/30/2016	A	5,018

5,000	CA GO	4.750		02/01/2018	06/30/2016	A	5,019

19        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

California (Continued)

$10,000	CA GO	5.750%		11/01/2017	11/01/2016	A	$10,229

20,000	CA GO	5.250		10/01/2016	10/01/2016		20,338

18,945,000	CA GO Floaters	0.580	[2]	08/01/2027	06/07/2016	A	18,945,000

16,000,000	CA Health Facilities Financing Authority Floaters	0.620	[2]	08/15/2026	06/07/2016	A	16,000,000

50,000	CA Municipal Finance Authority Charter School (John Adams Academics)	5.400		10/01/2016	10/01/2016		50,030

8,390,000	CA Public Works	6.500		09/01/2017	03/08/2017	B	8,741,121

20,000	CA Public Works (California Community Colleges)	4.875		12/01/2018	06/30/2016	A	20,072

100,000	CA Public Works (California Community Colleges)	5.250		09/01/2019	06/30/2016	A	100,399

150,000	CA Public Works (California Community Colleges)	4.875		12/01/2017	06/30/2016	A	150,537

75,000	CA Public Works (California Community Colleges)	5.250		12/01/2016	06/30/2016	A	75,308

170,000	CA Public Works (California Community Colleges)	4.500		10/01/2026	06/30/2016	A	170,573

25,000	CA Public Works (Dept. of Corrections)	5.500		10/01/2019	06/30/2016	A	25,105

20,000	CA Public Works (Dept. of Forestry)	4.875		10/01/2018	06/30/2016	A	20,075

100,000	CA Public Works (Dept. of Youth Authority)	5.500		10/01/2017	06/30/2016	A	100,430

35,000	CA Public Works (Dept. of Youth Authority)	4.700		12/01/2016	06/30/2016	A	35,127

50,000	CA Public Works (Various Community Colleges)	4.875		12/01/2018	06/30/2016	A	50,179

550,000	CA Public Works (Various Community Colleges)	5.625		03/01/2019	06/30/2016	A	557,304

725,000	CA Statewide CDA (588 Charleston Project)	5.000		11/01/2019	05/25/2018	B	766,180

2,000,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000		09/02/2022	07/03/2020	B	2,191,380

9,760,000	CA Statewide CDA (Cottage Health System) Floaters	0.490	[2]	11/01/2043	06/07/2016	A	9,760,000

5,000	CA Statewide CDA (Del Norte Clinics)	4.650		12/01/2018	06/30/2016	A	5,018

200,000	CA Statewide CDA (John Muir Health)	5.000		08/15/2017	08/15/2016	A	201,866

20,000	CA Statewide CDA Water & Wastewater	4.900		10/01/2018	06/30/2016	A	20,077

10,000	CA Statewide CDA Water & Wastewater	4.900		10/01/2017	06/30/2016	A	10,039

20,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2016	06/30/2016	A	20,072

5,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2018	06/30/2016	A	5,017

20        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

California (Continued)

$25,000	CA Water Resource Devel. GO, Series M	4.000%		10/01/2018	06/30/2016	A	$25,076

30,000	CA Water Resource Devel. GO, Series N	5.500		06/01/2016	06/01/2016		30,000

40,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2018	06/30/2016	A	40,150

35,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2021	06/30/2016	A	35,131

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900		09/01/2018	09/01/2016	A	15,240

345,000	Castaic, CA Union School District	2.859	[3]	11/01/2019	03/14/2019	B	316,365

55,000	Castaic, CA Union School District	3.875	[3]	05/01/2018	11/14/2017	B	51,705

405,000	Cerritos, CA Public Financing Authority	5.000		11/01/2018	11/01/2017	A	435,586

55,000	Chico, CA Public Financing Authority	4.875		04/01/2017	06/30/2016	A	55,191

10,000	Clovis, CA Public Financing Authority (Refuse Landfill)	5.000		09/01/2018	06/30/2016	A	10,038

250,000	Compton, CA Unified School District	2.989	[3]	06/01/2016	06/01/2016		250,000

10,000	Coronado, CA Community Devel. Agency Tax Allocation	4.250		09/01/2017	06/30/2016	A	10,026

200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000		10/01/2016	10/01/2016		202,140

100,000	Eureka, CA Public Financing Authority	4.200		11/01/2016	06/30/2016	A	100,283

3,000,000	Eureka, CA Union School District	3.356	[3]	08/01/2018	08/24/2017	B	2,782,020

65,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500		10/01/2017	10/01/2016	A	66,072

5,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	5.200		09/01/2030	06/30/2016	A	5,017

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750		09/01/2026	06/30/2016	A	240,866

300,000	Fresno, CA GO	4.600		08/15/2016	06/30/2016	A	301,014

90,000	Fresno, CA Joint Powers Financing Authority	4.750		04/01/2023	04/01/2018	A	95,059

3,845,000	Fresno, CA Sewer System	5.250		09/01/2019	09/15/2017	B	4,045,555

4,545,000	Fullerton, CA Public Financing Authority	5.000		09/01/2024	09/01/2016	A	4,594,540

1,200,000	Howell Mountain, CA Elementary School District	3.418	[3]	08/01/2027	09/10/2024	B	835,308

580,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2019	10/15/2019		645,998

610,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2020	10/15/2020		693,070

845,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2019	10/15/2019		941,153

885,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2020	10/15/2020		1,005,519

21        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

California (Continued)

$180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250%		12/01/2016	06/30/2016	A	$180,697

105,000	Lincoln, CA Public Financing Authority	4.250		08/01/2017	06/30/2016	A	105,279

10,000	Lodi, CA Wastewater System	4.750		10/01/2024	06/30/2016	A	10,035

8,945,000	Los Angeles County, CA Community Devel. Properties	0.680	[2]	09/01/2042	06/07/2016	A	8,945,000

300,000	Los Angeles, CA GO	5.000		09/01/2016	06/30/2016	A	301,215

25,000	Los Angeles, CA State Building Authority	5.500		10/01/2016	06/30/2016	A	25,103

45,000	Madera County, CA COP (Valley Children’s Hospital)	4.750		03/15/2018	06/30/2016	A	45,147

70,000	Metropolitan Water District of Southern California Linked SAVRS & RIBS	5.750		08/10/2018	10/12/2017	B	74,162

30,000	Modesto, CA COP (Golf Course)	5.000		11/01/2023	08/04/2020	B	32,290

125,000	Mount Diablo, CA Unified School District Community Facilities District	4.125		08/01/2019	08/01/2016	A	125,589

2,085,000	Natomas, CA Unified School District	5.950		09/01/2021	09/14/2018	B	2,276,194

1,000,000	Northern, CA Inyo County Local Hospital District	6.000		12/01/2021	05/26/2019	A	1,116,400

185,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	09/02/2016	A	188,014

7,115,000	Orange County, CA COP (Civic Center Facilities)	3.330	[3]	12/01/2018	12/01/2017	B	6,486,319

50,000	Orinda, CA Union School District	4.700		10/15/2019	06/30/2016	A	50,181

765,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250		01/01/2018	07/08/2017	B	803,663

30,000	Redding, CA Joint Powers Financing Authority	4.000		03/01/2017	06/30/2016	A	30,075

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625		09/01/2017	06/30/2016	A	50,160

2,165,000	Riverbank, CA Elementary School District	3.611	[3]	08/01/2018	09/03/2017	B	2,034,212

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2019	09/01/2019		739,586

695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2020	09/01/2020		791,688

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2018	09/01/2018		682,189

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2018	09/02/2018		124,003

22        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000%	09/02/2020	09/02/2020		$141,846

120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		132,662

335,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	08/09/2019	B	381,069

70,000	Robla, CA School District	4.000	08/01/2016	06/30/2016	A	70,206

20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	06/30/2016	A	20,061

6,035,000	Sacramento, CA City Financing Authority	5.400	11/01/2020	12/10/2018	B	6,573,262

65,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/30/2016	A	65,290

730,000	San Bernardino County, CA COP (Medical Center Financing)	5.500	08/01/2017	02/04/2017	B	748,418

35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		37,042

25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		27,397

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		158,750

5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,078

530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		617,275

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	06/30/2016	A	130,468

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	06/30/2016	A	50,184

1,545,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	1,617,615

10,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.750	08/01/2019	06/30/2016	A	10,029

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	06/30/2016	A	45,158

25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	06/30/2016	A	25,088

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		332,100

605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		682,277

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		420,257

23        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$100,000	Santa Fe Springs, CA Community Devel. Commission	4.750%	09/01/2022	06/30/2016	A	$100,354

50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	06/30/2016	A	50,160

75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	06/30/2016	A	75,235

130,000	Santa Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	06/30/2016	A	130,451

50,000	Santa Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	06/30/2016	A	50,174

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		296,991

350,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	06/30/2016	A	350,147

25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,982

40,000	Sweetwater, CA Union High School District COP	4.375	09/01/2021	06/30/2016	A	40,116

65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	06/30/2016	A	65,237

200,000	Tuolumne County, CA GO	4.000	11/01/2021	11/01/2016	A	201,552

6,045,000	University of California (Regents Medical Center)	4.750	05/15/2022	06/30/2016	A	6,067,548

1,067,000	Vallejo, CA Sanitation & Flood Control District	5.000	07/01/2019	01/22/2018	B	1,114,631

520,000	Vernon, CA Electric System	5.125	08/01/2021	09/06/2018	A	579,894

230,000	Vernon, CA Electric System	5.125	08/01/2021	08/30/2018	C	250,921

200,000	West Kern County, CA Water District	4.200	06/01/2018	06/30/2016	A	200,640

250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		295,575

250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		301,568

1,005,000	Westlands, CA Water District	4.000	09/01/2020	09/01/2016	A	1,013,834

12,975,000	Whittier, CA Health Facilities (PIH/IC/IMC/DRMCH Obligated Group)[1]	4.900	06/01/2026	08/30/2020	A	14,642,028

						157,401,230

Colorado—0.6%
145,000	Arkansas River, CO Power Authority	5.000	10/01/2020	11/16/2018	B	158,266

175,000	CO E-470 Public Highway Authority	5.000	09/01/2017	09/01/2016	A	176,676

100,000	CO E-470 Public Highway Authority	5.250	09/01/2018	01/20/2018	B	108,503

940,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan/Good Samaritan Society HCBS Obligated Group)	5.250	06/01/2022	06/30/2016	A	943,243

5,000	CO Water Resources & Power Devel. Authority	4.000	11/01/2017	06/30/2016	A	5,014

24        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Colorado (Continued)

$585,000	Larimer County, CO School District No. R-001 Poudre	7.000%	12/15/2016	12/15/2016		$604,744

250,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	12/15/2016		258,438

2,940,000	Public Authority for CO (Natural Gas Energy)	5.750	11/15/2018	12/11/2017	B	3,142,448

15,000	Pueblo County, CO GO COP	4.500	12/01/2024	06/30/2016	A	15,048

5,000	Weld County, CO School District RE002	5.000	12/01/2021	06/30/2016	A	5,020

						5,417,400

Connecticut—0.0%
40,000	CT GO	5.000	11/01/2024	11/01/2016	A	40,773

75,000	CT GO	4.750	12/15/2022	12/15/2016	A	76,774

60,000	CT H&EFA (Connecticut State University System Board of Trustees)	4.000	11/01/2019	06/30/2016	A	60,178

10,000	New Haven, CT GO	4.000	02/01/2018	02/01/2017	A	10,173

25,000	Winchester, CT GO	4.500	06/01/2019	06/30/2016	A	25,084

						212,982

District of Columbia—0.2%
625,000	District of Columbia (Kipp Charter School)	5.000	07/01/2023	07/01/2023		720,531

15,000	District of Columbia Ballpark	5.000	02/01/2018	06/30/2016	A	15,084

815,000	District of Columbia GO4	0.951	06/01/2016	06/01/2016		815,000

						1,550,615

Florida—3.2%
250,000	Bay County, FL Water System	5.000	09/01/2018	06/30/2016	A	250,992

210,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500	10/01/2022	12/24/2019	B	229,792

225,000	Bonaventure, FL Devel. District Special Assessment	5.125	11/01/2022	06/30/2016	A	225,581

200,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)	6.000	11/01/2019	07/25/2018	B	209,862

15,000	Cape Coral, FL Wastewater & Irrigation	4.250	07/01/2022	06/30/2016	A	15,024

35,000	Celebration, FL Community Devel. District	5.125	05/01/2020	06/30/2016	A	35,099

35,000	Fishhawk, FL Community Devel. District	5.250	05/01/2018	06/30/2016	A	35,141

100,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)	5.125	10/01/2021	10/01/2016	A	99,995

500,000	FL Dept. of Education (Community College)	5.000	07/01/2021	07/01/2016	A	506,990

10,000	FL Dept. of General Services	4.500	09/01/2019	06/30/2016	A	10,035

25        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Florida (Continued)

$15,000	FL Dept. of General Services	4.750%		09/01/2018	06/30/2016	A	$15,056

5,000	FL Education System (State of Florida University Hsg. Facility)	4.500		07/01/2019	06/30/2016	A	5,017

75,000	FL Education System (University of Florida Dept. of Hsg. & Residence Education Hsg. System)	5.000		07/01/2019	07/01/2016	A	75,298

5,000	FL Municipal Loan Council	5.000		10/01/2025	06/30/2016	A	5,017

5,000	FL Municipal Loan Council	5.000		05/01/2027	06/30/2016	A	5,018

10,000	FL Municipal Loan Council	4.750		11/01/2021	06/30/2016	A	10,035

25,000	FL Water Pollution Control	4.875		01/15/2017	06/30/2016	A	25,097

55,000	Flagler County, FL School District	5.000		08/01/2018	06/30/2016	A	55,207

50,000	Hernando County, FL School Board	4.875		12/01/2018	06/30/2016	A	50,110

30,000	Hernando County, FL School Board	4.250		07/01/2024	06/30/2016	A	30,050

1,000,000	Highlands County, FL School Board	4.000		03/01/2021	09/01/2016	A	1,008,590

150,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)	6.000		10/01/2017	04/07/2017	B	156,276

65,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2017	06/30/2016	A	65,272

3,555,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center/Lakeland Regional Hospital System Obligated Group)	5.000		11/15/2023	11/15/2016	A	3,627,913

10,000	Manatee County, FL School District	4.000		10/01/2017	06/30/2016	A	10,025

50,000	Marion County, FL GO	4.625		08/01/2017	06/30/2016	A	50,181

50,000	Miami, FL (Homeland Defense/ Improvement)	5.000		01/01/2018	01/01/2017	A	51,234

15,755,000	Miami-Dade County, FL Aviation (Miami International Airport) SPEARS	0.570	[2]	10/01/2041	06/07/2016	A	15,755,000

365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125		09/15/2021	06/29/2019	B	396,726

50,000	Port St. Lucie, FL Community Redevel. Agency	4.250		01/01/2023	06/30/2016	A	50,047

5,000	Port St. Lucie, FL COP (Public Buildings Project)	4.250		09/01/2023	06/30/2016	A	5,008

100,000	Sarasota, FL Special Obligation	1.469	[3]	11/01/2016	11/01/2016		99,523

10,000	St. Johns County, FL Ponte Vedra Utility System	4.000		10/01/2017	06/30/2016	A	10,022

25,000	Sunrise, FL Special Tax District No. 1	4.875		10/01/2018	06/30/2016	A	25,095

310,000	Sunrise, FL Special Tax District No. 1	4.800		10/01/2017	06/30/2016	A	311,163

26        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Florida (Continued)

$3,850,000	West Palm Beach, FL City Hall	5.000%		10/01/2026	10/01/2016	A	$3,906,326

							27,422,817

Georgia—0.4%
100,000	Atlanta & Fulton County, GA Recreation Authority	4.250		12/01/2023	06/30/2016	A	100,319

65,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000		12/01/2023	06/30/2016	A	65,245

35,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000		12/01/2018	06/30/2016	A	35,135

30,000	GA Municipal Electric Authority	5.000		01/01/2023	01/01/2017	A	30,662

575,000	GA Private Colleges & University Authority (Mercer University)	5.000		10/01/2020	10/01/2020		656,386

280,000	GA Private Colleges & University Authority (Spelman College)	5.250		06/01/2021	06/30/2016	A	281,142

500,000	Gilmer County, GA GO	5.000		04/01/2020	04/01/2017	A	518,215

5,000	Gwinnett County, GA Hospital Authority	4.500		10/01/2024	06/30/2016	A	5,017

850,000	Houston County, GA Hospital Authority (Houston Heart Institute)	5.250		10/01/2016	10/01/2016		862,453

555,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250		07/01/2020	12/09/2017	B	597,557

							3,152,131

Idaho—0.1%
500,000	ID Health Facilities Authority (Partners in Healthcare)	2.500		05/01/2017	05/01/2017		499,725

Illinois—15.5%

11,700,000	Centerpoint, IL Intermodal Center Program	3.490	[2]	06/15/2023	12/16/2016	A	11,722,815

1,800,000	Chicago, IL Board of Education	5.000		12/01/2025	12/01/2016	A	1,825,290

50,000	Chicago, IL Board of Education	5.000		12/01/2016	06/30/2016	A	50,335

760,000	Chicago, IL Board of Education	5.000		12/01/2023	12/01/2016	A	771,286

325,000	Chicago, IL Board of Education	5.000		12/01/2018	12/01/2016	A	330,414

600,000	Chicago, IL Board of Education	5.000		12/01/2021	12/01/2016	A	609,426

20,975,000	Chicago, IL Board of Education	6.000		01/01/2020	07/28/2018	B	22,401,300

100,000	Chicago, IL Board of Education	5.000		12/01/2022	12/01/2017	A	104,290

555,000	Chicago, IL Board of Education	5.000		12/01/2021	06/30/2016	A	562,565

100,000	Chicago, IL Board of Education	5.250		12/01/2018	06/30/2016	A	101,452

610,000	Chicago, IL Board of Education	5.250		12/01/2020	06/30/2016	A	618,857

400,000	Chicago, IL Board of Education (School Reform)	2.330	[3]	12/01/2016	12/01/2016		394,856

840,000	Chicago, IL Building Acquisition COP	5.400		01/01/2018	06/30/2016	A	843,268

80,000	Chicago, IL Building Acquisition COP	5.400		01/01/2019	06/30/2016	A	80,304

45,000	Chicago, Il GO	5.000		01/01/2025	06/30/2016	A	45,394

5,000	Chicago, IL GO	4.250		01/01/2025	06/30/2016	A	5,014

100,000	Chicago, IL GO	5.000		01/01/2020	06/30/2016	A	100,370

27        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$195,000	Chicago, IL GO	5.000%	01/01/2021	06/30/2016	A	$195,721

1,105,000	Chicago, IL GO	5.000	01/01/2018	01/01/2017	A	1,123,199

275,000	Chicago, IL GO	5.250	01/01/2024	01/01/2018	A	287,493

11,835,000	Chicago, IL GO	5.000	01/01/2019	06/30/2016	A	11,864,706

200,000	Chicago, IL GO	5.000	01/01/2018	06/30/2016	A	200,740

25,000	Chicago, IL GO	5.000	01/01/2020	06/30/2016	A	25,209

100,000	Chicago, IL GO	5.000	12/01/2021	12/01/2016	A	102,000

15,000	Chicago, IL GO	5.000	01/01/2026	06/30/2016	A	15,057

2,000,000	Chicago, IL GO	5.000	12/01/2024	12/01/2016	A	2,040,000

4,925,000	Chicago, IL GO	5.000	01/01/2021	06/30/2016	A	4,966,222

1,000,000	Chicago, IL GO	5.000	01/01/2022	01/01/2018	A	1,042,680

35,000	Chicago, IL GO	5.000	01/01/2023	06/30/2016	A	35,293

470,000	Chicago, IL GO	5.000	01/01/2024	06/30/2016	A	473,934

495,000	Chicago, IL GO	5.000	01/01/2026	06/30/2016	A	499,336

5,000	Chicago, IL GO	5.000	01/01/2022	06/30/2016	A	5,042

10,000	Chicago, IL GO	5.000	01/01/2024	06/30/2016	A	10,088

100,000	Chicago, IL O’Hare International Airport	5.000	01/01/2020	01/01/2017	A	102,480

2,185,000	Chicago, IL Public Building Commission (Chicago School Reform)	5.250	12/01/2016	12/01/2016		2,213,034

150,000	Chicago, IL Sales Tax	5.000	01/01/2024	06/30/2016	A	152,139

170,000	Chicago, IL Sales Tax	5.000	01/01/2022	06/30/2016	A	172,424

100,000	Chicago, IL Sales Tax	5.000	01/01/2019	06/30/2016	A	101,426

110,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	06/30/2016	A	110,400

250,000	Chicago, IL Transit Authority Capital Grant Receipts	5.000	06/01/2016	06/01/2016		250,000

250,000	Chicago, IL Waterworks	5.000	11/01/2024	11/01/2016	A	254,347

190,000	Chicago, IL Waterworks	5.000	11/01/2023	11/01/2016	A	193,321

975,000	Cook County, IL GO	5.000	11/15/2026	06/30/2016	A	978,578

4,350,000	Cook County, IL GO	5.000	11/15/2019	06/30/2016	A	4,365,964

150,000	Country Club Hills, IL Sales Tax	5.000	12/01/2020	06/30/2016	A	150,532

35,000	Du Page County, IL Community Unit School District No. 200 Wheaton-Warronville	4.125	10/01/2021	10/01/2016	A	35,390

80,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2021	A	81,981

105,000	Eastern Illinois University (Auxiliary Facilities System)	4.125	04/01/2022	06/30/2016	A	105,240

5,000	Eastern Illinois University (Auxiliary Facilities System)	3.850	04/01/2017	06/30/2016	A	5,012

25,000	Forest Park, IL GO	4.850	12/01/2016	06/30/2016	A	25,081

1,565,000	IL Civic Center	6.250	12/15/2020	01/30/2019	B	1,702,548

5,000	IL COP[1]	6.375	07/01/2017	06/30/2016	A	5,014

5,000	IL COP	5.800	07/01/2017	06/30/2016	A	5,013

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000	07/01/2022	07/01/2022		1,178,870

28        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Illinois (Continued)

$1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000%		07/01/2021	07/01/2021		$1,783,613

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2023	07/01/2023		1,196,490

150,000	IL GO	5.000		04/01/2021	06/30/2016	A	151,155

4,000,000	IL GO	5.000		11/01/2026	06/30/2016	A	4,030,800

260,000	IL GO	5.000		11/01/2023	06/30/2016	A	262,002

70,000	IL GO	5.000		09/01/2023	06/30/2016	A	70,539

4,200,000	IL GO	5.000		10/01/2017	06/30/2016	A	4,212,684

65,000	IL GO	5.000		10/01/2016	06/30/2016	A	65,211

30,000	IL GO	5.000		06/01/2019	06/30/2016	A	30,104

25,000	IL GO	5.000		10/01/2018	06/30/2016	A	25,193

555,000	IL GO	5.000		10/01/2019	06/30/2016	A	559,274

50,000	IL GO	5.000		09/01/2026	06/30/2016	A	50,385

30,000	IL GO	5.000		03/01/2018	06/30/2016	A	30,231

145,000	IL GO	5.000		03/01/2022	06/30/2016	A	145,438

25,000	IL GO	5.000		09/01/2019	06/30/2016	A	25,193

1,150,000	IL GO	5.000		03/01/2019	06/30/2016	A	1,158,855

15,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)	7.600		02/15/2019	07/31/2016	A	16,573

365,000	IL Hsg. Devel. Authority	4.625		07/01/2023	07/01/2017	A	377,089

20,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625		08/01/2016	08/01/2016		20,064

150,000	IL Medical District COP	5.000		06/01/2022	06/30/2016	A	150,261

2,795,000	IL Regional Transportation Authority	5.000		07/01/2022	07/01/2016	A	2,805,425

630,000	Kankakee & Will Counties, IL Community Unit School District No. 5	4.125		12/01/2026	06/01/2017	A	645,769

580,000	Kankakee & Will Counties, IL Community Unit School District No. 5	4.125		12/01/2024	06/01/2017	A	595,921

4,000,000	Kendall County, IL Forest Preserve District	5.250		01/01/2023	01/01/2018	A	4,235,080

10,000,000	Kendall Kane & Will Counties, IL Community Unit School District No. 308	5.000		02/01/2026	02/01/2017	A	10,293,600

190,000	La Salle & DeKalb Counties, IL Community Unit School District No. 1	4.100		12/30/2017	07/04/2017	B	195,457

45,000	Lake County, IL School District No. 38 (Big Hallow)	3.481	[3]	02/01/2017	02/01/2017		44,555

500,000	Lansing, IL GO	4.000		03/01/2018	03/01/2018		524,735

1,000,000	Lemont, IL GO	4.850		12/01/2016	06/30/2016	A	1,003,590

310,000	Matteson, IL Waterworks	4.000		12/01/2019	06/30/2016	A	310,487

225,000	Riverdale, IL GO	4.500		01/01/2017	06/30/2016	A	225,621

29        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$150,000	Riverdale, IL GO	4.800%	01/01/2023	06/30/2016	A	$150,255

300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		299,589

100,000	Southwestern IL Devel. Authority (Belleville Township)	4.000	10/01/2018	06/30/2016	A	100,234

260,000	Southwestern, IL Devel. Authority (Granite City)	5.250	03/01/2023	11/12/2016	A	271,505

14,000,000	University of Illinois (Utility Infrastructure)	1.000 [2]	08/15/2021	06/07/2016	A	14,000,000

1,020,000	University of Illinois Board of Trustees COP	5.250	10/01/2026	10/01/2017	A	1,075,366

2,110,000	University of Illinois Board of Trustees COP	5.250	10/01/2022	10/01/2017	A	2,229,468

370,000	University Park IL (Village of University Park Illinois)	4.100	12/01/2017	06/30/2016	A	371,077

385,000	University Park IL (Village of University Park Illinois)	4.200	12/01/2018	06/30/2016	A	386,151

280,000	University Park IL (Village of University Park Illinois)	4.250	12/01/2017	06/30/2016	A	280,703

70,000	University Park IL (Village of University Park Illinois)	4.250	12/01/2018	06/30/2016	A	70,155

700,000	Western IL EDA (Jacksonville School District No. 117)	2.000	01/01/2018	01/01/2018		710,304

350,000	Will & Kendall Counties, IL Community Consolidated School District No. 202	4.250	01/01/2019	07/01/2016	A	351,085

750,000	Will County, IL School District No. 88A Richland	4.100	10/01/2025	10/01/2019	A	799,418

						131,979,454

Indiana—1.2%
890,000	Gary Chicago, IN International Airport Authority	5.500	02/01/2025	02/01/2019	A	953,920

1,000,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	1,044,410

3,000,000	IN Bond Bank Special Program Floaters	0.740 [2]	04/15/2018	06/07/2016	A	3,000,000

3,000,000	Indianapolis, IN Local Public Improvement Bond Bank (Nos Innovation Partners) PUTTERS	0.680 [2]	02/01/2019	06/07/2016	A	3,000,000

1,550,000	Jasper County, IN Pollution Control (Northern Indiana Public Service Company)	5.600	11/01/2016	11/01/2016		1,578,458

615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.050	04/01/2026	06/11/2023	B	621,131

100,000	Plainfield, IN Elementary School Building	5.000	07/15/2017	07/15/2016	A	100,543

						10,298,462

30        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Iowa—0.1%
$265,000	Carlisle, IA Community School District	4.000%	05/01/2022	06/30/2016	A	$265,474

100,000	Des Moines, IA Stormwater Utility	4.000	06/01/2023	06/30/2016	A	100,305

15,000	IA HFA (Multifamily Hsg.)	6.000	04/01/2021	10/01/2016	A	15,185

130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)	5.250	12/01/2021	06/30/2016	A	130,524

						511,488

Kansas—0.0%
35,000	Johnson County, KS GO	4.000	09/01/2017	06/30/2016	A	35,106

70,000	KS Devel. Finance Authority (Emporia State University)	4.200	04/01/2021	06/30/2016	A	70,223

						105,329

Kentucky—3.6%
460,000	Corbin, KY Independent School District	2.000	02/01/2018	02/01/2018		467,517

30,200,000	KY EDFA (Catholic Health Initiatives)	0.550 [2]	05/01/2034	06/07/2016	A	30,200,000

10,000	KY Rural Water Finance Corp.	4.750	02/01/2028	06/30/2016	A	10,034

						30,677,551

Louisiana—2.3%
18,560,000	LA Local Government EF&CD Authority (Woman’s Hospital Foundation) SPEARS	0.590 [2]	10/01/2040	06/07/2016	A	18,560,000

1,000,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	4.500	06/01/2021	06/01/2017	A	1,038,520

390,000	Monroe, LA Sales Tax	3.000	03/01/2020	06/30/2016	A	390,460

						19,988,980

Maine—0.0%
25,000	ME H&HEFA (Central Maine Medical Center)	4.400	07/01/2025	06/30/2016	A	25,043

75,000	ME H&HEFA (FMemH / HDGH / MCOTA / MDIH / PBMC / 75SS Obligated Group)	5.000	07/01/2021	07/01/2016	A	75,293

						100,336

Maryland—0.0%
225,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400	07/01/2021	06/30/2016	A	225,556

50,000	MD H&HEFA (Johns Hopkins Health System)	4.987 [3]	07/01/2019	12/31/2017	B	43,257

50,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	4.050	07/01/2016	06/30/2016	A	50,137

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	06/30/2016	A	50,162

						369,112

31        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Massachusetts—1.0%
$10,000	Clinton, MA GO	4.750%		03/15/2017	06/30/2016	A	$10,037

250,000	MA Devel. Finance Agency (Avon Association)	5.000		04/01/2018	04/01/2018		263,685

345,000	MA Devel. Finance Agency (Lawrence General Hospital)	5.000		07/01/2018	07/01/2018		364,813

32,459	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2018	05/03/2018	B	32,765

735,000	MA Devel. Finance Agency (Wheelock College)	5.000		10/01/2017	04/07/2017	B	753,559

190,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	4.750		07/01/2022	06/30/2016	A	190,509

40,000	MA Ralph C. Mahar Regional School District	4.000		08/01/2019	06/30/2016	A	40,521

50,000	MA Ralph C. Mahar Regional School District	4.000		08/01/2018	06/30/2016	A	50,652

4,000,000	MA School Building Authority	5.000		08/15/2025	08/15/2022	A	4,870,120

1,750,000	MA Special Obligation[4]	1.854		01/01/2018	07/01/2016	A	1,778,035

100,000	MA Special Obligation (Consolidated Loan)[4]	3.396		06/01/2017	06/02/2016	A	102,209

20,000	Revere, MA GO	4.000		06/15/2016	06/15/2016		20,028

							8,476,933

Michigan—4.3%
400,000	Allen Park, MI GO	4.000		04/01/2020	06/30/2016	A	401,032

400,000	Charyl Stockwell Academy, MI Public School Academy	4.875		10/01/2023	06/29/2020	B	411,648

4,000,000	Detroit, MI City School District Floaters	0.650	[2]	05/01/2032	06/07/2016	A	4,000,000

345,000	Detroit, MI Downtown Devel. Authority	3.175	[3]	07/01/2016	07/01/2016		344,238

2,325	Detroit, MI GO	4.000		04/01/2017	04/01/2017		2,321

9,300	Detroit, MI GO	5.250		04/01/2017	06/30/2016	A	9,337

69,750	Detroit, MI GO	5.000		04/01/2017	06/30/2016	A	69,921

2,325	Detroit, MI GO	5.250		04/01/2019	06/30/2016	A	2,334

31,000	Detroit, MI GO	5.250		04/01/2019	06/30/2016	A	31,125

869,550	Detroit, MI GO	5.000		04/01/2020	06/30/2016	A	870,341

50,000	Detroit, MI Sewer Disposal System	5.739	[3]	07/01/2018	07/01/2018		46,765

515,000	Detroit, MI Sewer Disposal System	5.500		07/01/2017	07/01/2017		540,596

110,000	Detroit, MI Sewer Disposal System	5.000		07/01/2022	07/01/2016	A	110,376

25,000	Detroit, MI Sewer Disposal System	5.500		07/01/2016	07/01/2016		25,098

100,000	Detroit, MI Sewer Disposal System	5.250		07/01/2016	07/01/2016		100,370

50,000	Detroit, MI Sewer Disposal System	5.000		07/01/2017	07/01/2016	A	50,172

50,000	Detroit, MI Sewer Disposal System	5.250		07/01/2019	07/01/2017	A	51,985

50,000	Detroit, MI Water Supply System	4.800		07/01/2018	07/01/2018		53,875

530,000	Detroit, MI Water Supply System	5.000		07/01/2026	07/01/2016	A	531,813

435,000	Detroit, MI Water Supply System	5.000		07/01/2022	07/01/2016	A	436,488

600,000	Detroit, MI Water Supply System	5.000		07/01/2025	07/01/2016	A	602,052

20,000	Detroit, MI Water Supply System	5.000		07/01/2024	07/01/2016	A	20,068

32        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan (Continued)

$1,000,000	Detroit, MI Water Supply System	5.000%	07/01/2018	07/01/2016	A	$1,003,410

160,000	Elba, MI GO	4.125	05/01/2017	11/01/2016	A	162,219

100,000	Highland Park, MI Building Authority	7.750	05/01/2018	11/17/2017	B	109,441

690,000	Lapeer, MI GO	5.000	12/01/2017	06/02/2017	B	715,364

380,250	MI Finance Authority (City of Detroit)	5.000	04/01/2017	06/30/2016	A	381,182

4,740,450	MI Finance Authority (City of Detroit)	5.000	04/01/2020	06/30/2016	A	4,742,014

12,675	MI Finance Authority (City of Detroit)	4.000	04/01/2017	04/01/2017		12,654

12,675	MI Finance Authority (City of Detroit)	5.250	04/01/2019	06/30/2016	A	12,726

2,300,000	MI Finance Authority (Detroit School District)	4.750	06/01/2016	06/01/2016		2,300,000

11,150,000	MI Finance Authority (Detroit School District)	5.500	06/01/2021	12/25/2019	B	11,983,909

3,325,000	MI Finance Authority (Detroit School District)	5.000	06/01/2016	06/01/2016		3,325,000

169,000	MI Finance Authority (Detroit)	5.000	04/01/2018	06/30/2016	A	169,402

995,000	MI Hsg. Devel. Authority, Series A	4.750	10/01/2019	01/12/2018	A	1,054,471

570,000	Muskegon Heights, MI Water System	4.000	11/01/2026	11/01/2016	A	574,400

100,000	Taylor, MI School District	4.250	05/01/2022	06/30/2016	A	100,313

10,000	Taylor, MI School District	4.125	05/01/2019	06/30/2016	A	10,030

155,000	Wayne County, MI Building Authority	5.250	06/01/2016	06/01/2016		155,000

1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2016	A	1,128,246

375,000	Wayne, MI GO	4.400	10/01/2021	10/01/2016	A	376,174

						37,027,910

Minnesota—0.2%
355,000	Minneapolis, MN Multifamily Hsg.	3.000	01/01/2018	07/01/2016	A	355,018

835,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)	5.000	12/01/2018	12/11/2017	B	885,718

205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		215,459

100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		101,561

180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		180,848

						1,738,604

Mississippi—0.4%
50,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.500	07/01/2021	07/05/2016	A	50,233

1,895,000	MS Devel. Bank (Biloxi)	4.500	11/01/2019	11/01/2016	A	1,924,979

33        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Mississippi (Continued)

$800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250%		12/01/2022	12/01/2022		$980,728

135,000	Parkway East, MS Public Improvement District	4.250		05/01/2020	06/30/2016	A	135,077

							3,091,017

Missouri—1.6%
515,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200		11/01/2021	02/24/2018	B	521,077

2,215,000	MO Devel. Finance Board (Branson Landing)[1]	6.000		06/01/2020	02/03/2019	B	2,388,257

70,000	MO Environmental Improvement & Energy Resources Authority	5.500		07/01/2019	06/30/2016	A	70,307

10,000	MO Environmental Improvement & Energy Resources Authority	7.200		07/01/2016	06/30/2016	A	10,056

40,000	MO Environmental Improvement & Energy Resources Authority	5.000		01/01/2020	06/30/2016	A	40,159

25,000	MO Environmental Improvement & Energy Resources Authority	5.375		01/01/2017	06/30/2016	A	25,107

150,000	MO Monarch-Chesterfield Levee District	5.750		03/01/2019	06/30/2016	A	150,645

9,980,000	St. Louis, MO Airport (Lambert- St. Louis International Airport) Floaters	0.580	[2]	07/01/2026	06/07/2016	A	9,980,000

240,000	Union, MO R-XI School District COP	4.500		03/01/2017	06/30/2016	A	240,612

							13,426,220

Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000		09/15/2016	06/30/2016	A	50,201

Nevada—1.2%
1,150,000	Boulder City, NV Utility	5.000		09/01/2017	09/01/2016	A	1,163,501

1,340,000	Clark County, NV Improvement District (Caesars Palace Realty Corp./Parball Corp. Obligated Group)	4.500		08/01/2025	08/01/2017	A	1,394,726

140,000	Clark County, NV School District	5.000		06/15/2021	06/15/2018	A	151,558

2,000,000	Clark County, NV School District	3.500		06/15/2024	06/15/2017	A	2,049,920

1,045,000	North Las Vegas, NV GO	5.000		05/01/2021	06/30/2016	A	1,046,411

1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2023	10/01/2016	A	1,506,720

1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2022	10/01/2016	A	1,004,680

1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2021	10/01/2016	A	1,111,055

650,000	Reno, NV Hospital (Renown Regional Medical Center/Renown Network Services Obligated Group)	5.500		06/01/2023	06/01/2018	A	706,940

34        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Nevada (Continued)

$10,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000%	09/01/2017	06/30/2016	A	$10,030

						10,145,541

New Jersey—9.1%
1,000,000	Atlantic City, NJ GO	4.000	08/01/2016	08/01/2016		1,002,860

600,000	Atlantic City, NJ GO	5.500	02/15/2017	02/15/2017		610,440

425,000	Bound Brook Boro, NJ GO	4.000	02/15/2020	02/15/2018	A	447,810

100,000	Branchburg Township, NJ Board of Education	4.250	07/15/2026	07/15/2016	A	100,454

2,525,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2019	06/30/2016	A	2,558,658

1,500,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	06/30/2016	A	1,519,110

3,515,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2023	11/01/2023		3,815,251

155,000	Casino Reinvestment Devel. Authority of NJ	5.125	01/01/2017	06/30/2016	A	157,100

25,000	Casino Reinvestment Devel. Authority of NJ	5.000	06/01/2016	06/01/2016		25,000

25,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2018	06/30/2016	A	25,086

145,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2019	06/30/2016	A	145,486

260,000	Gloucester County, NJ Utilities Authority	4.250	01/01/2021	06/30/2016	A	260,824

100,000	Greater Egg Harbor, NJ Regional High School	4.125	08/01/2019	08/01/2016	A	100,600

375,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125	07/01/2016	06/30/2016	A	376,069

100,000	Jefferson City, NJ GO	4.250	08/01/2016	08/01/2016		100,575

20,000	Lindenwold, NJ GO	4.050	12/01/2016	06/30/2016	A	20,059

150,000	Lyndhurst, NJ GO	4.700	05/01/2017	06/30/2016	A	150,552

700,000	Neptune City, NJ School District	4.200	07/15/2026	07/15/2016	A	703,143

645,000	Neptune City, NJ School District	4.125	07/15/2024	07/15/2016	A	647,838

500,000	Newark, NJ GO	5.000	07/15/2019	07/15/2019		537,185

500,000	Newark, NJ GO	5.000	07/15/2018	07/15/2018		528,580

500,000	Newark, NJ GO	5.000	07/15/2017	07/15/2017		516,385

315,000	Newark, NJ GO	5.000	07/15/2016	07/15/2016		316,197

335,000	Newark, NJ GO	5.000	07/15/2019	07/15/2019		359,914

330,000	Newark, NJ GO	5.000	07/15/2018	07/15/2018		348,863

325,000	Newark, NJ GO	5.000	07/15/2017	07/15/2017		335,650

75,000	NJ EDA	5.000	06/15/2016	06/15/2016		75,108

7,660,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2025	07/01/2025		9,118,770

10,000	NJ EDA (Motor Vehicle Surcharges)	4.500	07/01/2024	06/30/2016	A	10,035

5,000	NJ EDA (Municipal Loan Pool)	4.300	11/15/2016	06/30/2016	A	5,017

15,000	NJ EDA (Municipal Loan Pool)	4.625	11/15/2020	06/30/2016	A	15,053

35        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New Jersey (Continued)

$10,000,000	NJ EDA (Port Newark Container Terminal)	0.700%[2]		07/01/2030	06/07/2016	A	$10,000,000

250,000	NJ EDA (School Facilities Construction)	2.207	[2]	02/01/2018	07/01/2016	A	252,602

2,000,000	NJ EDA (School Facilities Construction)	5.000		03/01/2023	03/01/2023		2,199,120

6,000,000	NJ EDA (School Facilities Construction)	5.500		09/01/2024	09/01/2024		6,914,940

3,010,000	NJ EDA (School Facilities Construction)	5.500		09/01/2023	09/01/2023		3,570,853

1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000		06/15/2026	06/15/2024	A	1,100,900

95,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2019	06/30/2016	A	95,370

150,000	NJ Educational Facilities Authority (Higher Education)	4.250		09/01/2018	09/01/2016	A	151,458

300,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2016	06/30/2016	A	302,676

85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	89,502

10,000	NJ Health Care Facilities Financing Authority (RWJHCCH / RWJUHH Obligated Group)	4.125		07/01/2020	06/30/2016	A	10,020

10,000	NJ Hsg. & Mtg. Finance Agency	4.375		11/01/2019	06/30/2016	A	10 ,025

15,000	NJ Sports & Expositions Authority	4.125		09/01/2018	06/30/2016	A	15,047

50,000	NJ Sports & Expositions Authority	4.000		09/01/2016	06/30/2016	A	50,159

500,000	NJ State Building Authority	5.000		06/15/2024	06/15/2016	A	500,880

20,000	NJ Tobacco Settlement Financing Corp.	4.625		06/01/2026	06/01/2017	A	20,204

105,000	NJ Tobacco Settlement Financing Corp.	4.500		06/01/2023	06/01/2017	A	106,775

25,200,000	NJ Tobacco Settlement Financing Corp.	5.303	[3]	06/01/2041	06/01/2017	A	6,674,724

3,850,000	NJ Tobacco Settlement Financing Corp.	5.389	[3]	06/01/2041	06/01/2017	A	1,007,122

1,370,000	NJ Transportation Trust Fund Authority	5.250		12/15/2023	12/15/2023		1,622,724

405,000	NJ Transportation Trust Fund Authority	5.500		12/15/2016	12/15/2016		415,307

200,000	NJ Transportation Trust Fund Authority	5.500		12/15/2017	12/15/2017		212,594

12,160,000	NJ Transportation Trust Fund Authority	5.500		12/15/2019	12/15/2019		13,566,304

1,645,000	NJ Transportation Trust Fund Authority	5.000		06/15/2025	06/15/2022	A	1,853,454

30,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2020	06/30/2016	A	30,110

950,000	Paterson, NJ GO	3.500		03/15/2017	03/15/2017		965,931

36        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New Jersey (Continued)

$260,000	South Jersey, NJ Port Corp.	3.000%		01/01/2017	01/01/2017		$262,985

325,000	Trenton, NJ Parking Authority	3.000		04/01/2025	06/30/2016	A	325,205

							77,260,663

New Mexico—0.1%
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000		06/01/2023	06/30/2016	A	210,729

665,000	University of New Mexico[1]	6.000		06/01/2021	03/31/2019	B	737,006

							947,735

New York—5.9%
455,000	Albany, NY IDA (Sage Colleges)	5.250		04/01/2019	04/13/2018	B	452,620

2,375,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000		04/01/2022	11/23/2019	B	2,499,878

750,000	Dutchess County, NY IDA (Bard College)	5.000		08/01/2022	08/01/2017	A	756,210

500,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750		01/01/2020	10/15/2018	B	501,975

150,000	L.I., NY Power Authority, Series A1	5.000		12/01/2026	06/30/2016	A	150,570

40,000	Miller Place, NY Union Free School District	4.125		06/15/2016	06/15/2016		40,055

3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.250	[5]	06/01/2026	06/30/2016	A	3,002,430

1,500,000	NY MTA, Series O	5.500		07/01/2017	12/19/2016	B	1,537,845

645,000	NY Triborough Bridge & Tunnel Authority	5.500		01/01/2017	01/01/2017	A	663,466

9,070,000	NYC GO	5.000		10/01/2022	10/01/2022		11,028,394

70,000	NYC GO4	2.922		08/01/2017	08/01/2016	A	71,073

6,455,000	NYC GO	5.000		08/01/2022	08/01/2021	A	7,731,541

580,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	5.375		11/01/2016	11/01/2016		584,820

15,000,000	NYC Transitional Finance Authority (Future Tax)	0.570	[2]	08/01/2023	06/07/2016	A	15,000,000

1,385,000	NYS DA (ALIA-PSCH)[1]	4.800		12/01/2023	12/20/2020	B	1,428,018

20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies- Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	06/30/2016	A	20,060

745,000	NYS DA (City University)	5.625		07/01/2016	07/01/2016		748,151

5,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	06/30/2016	A	5,023

2,365,000	NYS UDC (State Facilities)	5.700		04/01/2020	10/26/2018	B	2,610,109

100,000	Poughkeepsie City, NY GO	4.000		03/15/2019	06/30/2016	A	100,240

100,000	Ramapo, NY GO	4.000		08/01/2021	08/01/2016	A	100,588

50,000	Ramapo, NY GO	4.000		08/01/2020	08/01/2016	A	50,296

910,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	6.200		12/01/2017	06/02/2017	B	909,445

37        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New York (Continued)

$30,000	Suffolk County, NY IDA (Dowling College)[6]	6.700%		12/01/2020	01/18/2019	B	$18,000

20,000	West Islip, NY Union Free School District	4.000		10/01/2019	06/30/2016	A	20,059

310,000	Yonkers, NY IDA (St. John’s Riverside Hospital)	6.800		07/01/2016	06/30/2016	A	311,249

							50,342,115

North Carolina—0.0%
250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	260,353

North Dakota—0.3%
1,690,000	Underwood, ND Loan Anticipation	1.000		09/01/2016	09/01/2016		1,689,882

415,000	Williston, ND GO	1.000		05/01/2017	05/01/2017		414,788

80,000	Williston, ND Sales Tax	3.000		05/01/2020	06/30/2016	A	80,082

							2,184,752

Ohio—1.5%
150,000	Akron, OH Sewer System	5.000		12/01/2017	12/01/2017		158,502

10,000	Cleveland, OH Public Power System (Dept. of Public Utilities Division of Public Power)	5.000		11/15/2019	11/15/2016	A	10,202

6,730,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)	5.500		01/01/2021	02/09/2019	B	7,458,119

2,000,000	Lancaster, OH Port Authority	0.594	[2]	08/01/2016	07/01/2016	A	2,000,200

90,000	Lorain, OH Urban Renewal	4.250		12/01/2017	12/01/2016	A	91,407

2,410,000	OH Higher Educational Facility Commission (Hiram College)	6.000		10/01/2021	08/21/2018	A	2,475,600

75,000	OH University of Toledo	5.000		06/01/2018	12/01/2016	A	76,519

110,000	Solon, OH School District	5.500		12/01/2016	12/01/2016		112,631

395,000	Youngstown, OH GO	4.000		12/01/2019	12/01/2016	A	399,436

							12,782,616

Oklahoma—0.4%
2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)	5.000		07/01/2025	09/22/2022	B	2,849,282

210,000	OK Municipal Power Authority	5.750		01/01/2024	08/22/2019	B	242,197

225,000	Tulsa, OK Industrial Authority (University of Tulsa)	6.000		10/01/2016	10/01/2016		229,080

							3,320,559

Oregon—0.7%
5,000	Mount Hood, OR Community College District	4.900		07/15/2016	06/30/2016	A	5,020

4,360,000	Port of Morrow, OR Pollution Control (Idaho Power Company)	0.065	[2]	02/01/2027	06/07/2016	A	4,360,000

1,500,000	Tri-County, OR Metropolitan Transportation District	3.000		11/01/2016	06/30/2016	A	1,503,195

38        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Oregon (Continued)

$10,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.500%		03/01/2022	06/30/2016	A	$10,042

20,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.000		05/01/2022	06/30/2016	A	20,076

100,000	Umatilla County, OR School District No. 61 (Stanfield)	3.950		06/15/2018	06/30/2016	A	100,257

							5,998,590

Other Territory—0.7%
5,000,000	Public Hsg. Capital Fund Multi- State Revenue Trust I SPEARS	0.950	[2]	12/01/2029	06/07/2016	A	5,000,000

787,015	Public Hsg. Capital Fund Multi- State Revenue Trust III	5.000		07/01/2022	07/01/2022		815,709

							5,815,709

Pennsylvania—4.9%
150,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	4.750		05/01/2025	05/01/2017	A	154,411

250,000	Allegheny County, PA HEBA (Carlow University)	4.500		11/01/2016	11/01/2016		251,582

85,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)[1]	5.250		06/01/2017	06/01/2017	B	86,688

1,000,000	Delaware Valley, PA Regional Financial Authority	5.750		07/01/2017	07/01/2017		1,052,050

3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000		07/01/2027	07/01/2020	A	3,308,010

260,000	Erie, PA Higher Education Building Authority (Mercyhurst College)	4.750		03/15/2020	06/30/2016	A	260,541

365,000	Hazleton, PA GO	4.100		12/01/2019	06/30/2016	A	366,095

355,000	Hazleton, PA GO	4.050		12/01/2018	06/30/2016	A	356,029

345,000	Hazleton, PA GO	4.000		12/01/2017	06/30/2016	A	346,007

200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750		04/01/2017	04/01/2017		202,350

2,075,000	Luzerne County, PA GO	5.000		05/15/2022	05/15/2022		2,398,492

2,260,000	Luzerne County, PA GO	5.000		05/15/2023	05/15/2023		2,649,466

1,585,000	Luzerne County, PA GO	7.000		11/01/2018	11/29/2017	B	1,708,297

2,795,000	Luzerne County, PA GO	5.000		11/15/2023	11/15/2023		3,287,088

300,000	Mercer, PA Area School District	3.500		07/15/2026	07/15/2016	A	301,095

675,000	Mid Valley, PA School District	3.625		03/15/2018	03/15/2017	A	687,575

150,000	Montgomery County, PA IDA (Haverford School)	4.000		03/15/2023	06/30/2016	A	150,440

650,000	PA Convention Center Authority	6.000		09/01/2019	09/15/2018	B	719,570

2,750,000	PA EDFA (US Airways Group)	8.000		05/01/2029	05/01/2020	A	3,227,208

2,930,000	PA HEFA (Elizabethtown College)	5.000		12/15/2027	06/15/2016	A	2,993,698

39        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Pennsylvania (Continued)

$2,520,000	PA Public School Building Authority (Philadelphia School District)	5.000%		04/01/2018	04/01/2018		$2,665,908

6,200,000	PA Public School Building Authority (Philadelphia School District)	5.000		06/01/2023	06/01/2023		6,990,561

5,730,000	PA Public School Building Authority (Philadelphia School District)	5.000		06/01/2026	12/01/2016	A	5,854,857

70,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000		04/01/2017	04/01/2017		69,623

730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250		06/15/2023	02/27/2021	B	824,155

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050		02/15/2018	06/30/2016	A	50,108

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000		11/15/2021	05/15/2020	A	578,325

125,000	Susquehanna, PA Area Regional Airport Authority	3.000		01/01/2017	01/01/2017		126,158

							41,666,387

Rhode Island—0.6%
10,000	RI Clean Water Finance Agency	4.500		10/01/2022	06/30/2016	A	10,035

5,000	RI Clean Water Protection Finance Agency	5.000		10/01/2018	06/30/2016	A	5,020

100,000	RI Clean Water Protection Finance Agency	5.500		10/01/2018	06/30/2016	A	101,245

50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000		11/01/2019	06/30/2016	A	50,198

10,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	4.500		05/15/2024	06/30/2016	A	10,032

1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000		05/15/2026	06/30/2016	A	1,404,382

3,130,000	RI State & Providence Plantations	5.000		08/01/2018	06/09/2016	A	3,133,161

335,000	Woonsocket, RI Hsg. Authority	4.500		09/01/2017	09/01/2016	A	338,467

							5,052,540

South Carolina—0.0%
10,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000		07/01/2018	06/30/2016	A	10,038

South Dakota—0.0%
245,000	Minnehaha County, SD	4.000		12/01/2017	06/30/2016	A	245,725

Tennessee—1.5%
10,610,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives)	0.600	[2]	05/01/2039	06/07/2016	A	10,610,000

40        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Tennessee (Continued)

$675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000%	12/15/2017	12/15/2017		$711,916

125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000	12/15/2016	12/15/2016		127,736

300,000	Johnson City, TN Public Building Authority	4.375	09/01/2019	09/01/2016	A	302,994

175,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2017	02/01/2017		179,744

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2019	09/01/2019		223,834

200,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2018	09/01/2018		217,550

						12,373,774

Texas—3.9%
500,000	Alamo, TX Community College District	5.000	08/15/2018	08/15/2016	A	504,870

30,000	Austin, TX Town Lake Park Community Events	4.000	11/15/2017	06/30/2016	A	30,076

75,000	Bedford, TX GO	5.000	02/01/2018	06/30/2016	A	75,297

1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2024	12/01/2024		2,098,330

1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital	5.000	12/01/2023	12/01/2023		1,359,084

100,000	Bowie County, TX (Pass-Through Toll)	4.000	08/01/2017	08/01/2016	A	100,600

10,000	Brazoria County, TX Municipal Utility District No. 26	4.125	09/01/2018	06/30/2016	A	10,018

2,420,000	Brazoria-Fort Bend County, TX Municipal Utility District No. 1	1.000	09/01/2017	09/01/2017		2,422,275

100,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750	02/15/2018	08/23/2017	B	103,488

250,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2021	11/01/2016	A	254,870

675,000	El Paso County, TX Hospital District COP	5.000	08/15/2025	08/15/2023	A	806,814

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	4,265,120

90,000	Gainesville, TX Hospital District	4.000	08/15/2019	08/15/2017	A	93,254

370,000	Galveston, TX Municipal Utility District No. 6	4.000	09/01/2024	06/30/2016	A	370,544

10,000	Harris County, TX GO	5.000	10/01/2023	10/01/2016	A	10,155

20,000	Lower Valley, TX Water District	5.000	09/15/2018	06/30/2016	A	20,079

275,000	Maverick County, TX GO COP	5.000	03/01/2020	06/30/2016	A	276,051

25,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000	09/15/2017	09/15/2017		25,861

175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000	09/15/2018	09/15/2018		184,389

41        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Texas (Continued)

$15,000	Mission, TX Water & Sewer	4.500%		02/15/2027	06/30/2016	A	$15,043

615,000	Missouri City, TX GO	3.000		06/15/2016	06/15/2016		615,554

185,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	08/15/2016	A	191,231

15,000	North TX Municipal Water District (Parker Creek)	5.125		06/01/2023	06/30/2016	A	15,032

165,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	06/30/2016	A	165,751

150,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)	4.700		01/01/2022	08/22/2019	B	160,341

490,000	Robstown, TX GO COP	3.346	[3]	03/01/2024	03/01/2024		385,380

250,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	4.900		09/15/2024	06/25/2022	B	253,815

635,000	South Limestone, TX Hospital District	4.950		03/01/2022	09/01/2018	A	648,265

1,145,000	South Limestone, TX Hospital District	4.950		03/01/2024	09/01/2016	A	1,169,549

3,200,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Floaters	0.640	[2]	11/15/2029	06/07/2016	A	3,200,000

5,100,000	Tarrant County, TX Hsg. Finance Corp. (Reserve Quebec Apartments)	1.000		08/01/2018	08/01/2018		5,083,629

10,000	Tuloso-Midway, TX Independent School District	5.000		02/15/2022	02/15/2017	A	10,305

5,000	TX Lower Colorado River Authority	5.375		05/15/2020	06/30/2016	A	5,020

5,000	TX Lower Colorado River Authority	5.250		05/15/2021	06/30/2016	A	5,019

7,985,000	TX Municipal Gas Acquisition & Supply Corp.	5.625		12/15/2017	06/18/2017	B	8,314,222

105,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350		12/01/2017	06/08/2017	B	109,190

305,000	Wilbarger Creek, TX Municipal Utility District No. 2	4.200		09/01/2021	09/01/2016	A	307,772

							33,666,293

Utah—0.4%
5,185,000	UT Transit Authority	4.283	[3]	06/15/2023	06/15/2017	A	3,842,396

Vermont—0.2%
390,000	Burlington, VT GO	5.000		11/01/2018	11/01/2018		426,984

200,000	Burlington, VT GO	5.000		11/01/2021	11/01/2021		236,736

350,000	Burlington, VT GO	5.000		11/01/2016	11/01/2016		356,366

370,000	Burlington, VT GO	5.000		11/01/2017	11/01/2017		391,590

							1,411,676

42        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

Virginia—0.2%
$400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000%		01/01/2019	01/01/2019		$424,136

50,000	New Kent County, VA Economic Devel. Authority	5.000		02/01/2024	02/01/2017	A	51,458

950,000	Richmond, VA MTA	5.250		07/15/2017	01/04/2017	B	971,308

15,000	Virginia Beach, VA Devel. Authority (Virginia Beach General Hospital)	5.125		02/15/2018	08/21/2017	B	15,582

							1,462,484

Washington—0.6%
295,000	Cowlitz County, WA Sewer (Seattle-Northwest Securities Corp.)	5.500		11/01/2016	11/01/2016		299,168

10,000	Grant County, WA Public Hospital District No. 1 (Samaritan Hospital)	5.250		09/01/2019	06/30/2016	A	10,030

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	06/30/2016	A	25,010

750,000	Skagit County, WA Consolidated School District No. 320 Mount Vernon	5.250		12/01/2019	07/07/2016	A	753,532

3,205,000	WA GO	5.000		07/01/2023	07/01/2023		3,957,406

							5,045,146

Wisconsin—0.1%
70,000	Appleton, WI Storm Water System	4.250		04/01/2018	06/30/2016	A	70,224

20,000	Weston, WI Community Devel. Authority	4.650		10/01/2016	06/30/2016	A	20,060

45,000	Weston, WI Community Devel. Authority	4.400		10/01/2018	06/30/2016	A	45,127

325,000	WI Public Finance Authority Charter School (Voyager Foundation)	4.125		10/01/2024	09/25/2020	A	337,467

							472,878

U.S. Possessions—5.9%
250,000	Guam Power Authority, Series A	5.000		10/01/2022	10/01/2022		299,540

10,765,000	Puerto Rico Commonwealth GO4	1.171		07/01/2019	07/01/2019		10,628,823

3,150,000	Puerto Rico Commonwealth GO4	1.151		07/01/2018	07/01/2018		3,132,580

90,000	Puerto Rico Commonwealth GO	5.250		07/01/2022	06/30/2016	A	90,046

800,000	Puerto Rico Commonwealth GO	5.000		07/01/2023	07/01/2017	A	809,096

275,000	Puerto Rico Commonwealth GO	5.500		07/01/2019	07/01/2019		288,024

6,560,000	Puerto Rico Commonwealth GO4	1.191		07/01/2020	07/01/2020		6,377,370

75,000	Puerto Rico Commonwealth GO	5.250		07/01/2021	06/30/2016	A	75,054

420,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		434,797

255,000	Puerto Rico Commonwealth GO	3.647	[3]	07/01/2016	07/01/2016		253,602

380,000	Puerto Rico Commonwealth GO	6.000		07/01/2016	07/01/2016		381,151

190,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		190,498

345,000	Puerto Rico Commonwealth GO	5.500		07/01/2021	07/01/2021		364,113

380,000	Puerto Rico Commonwealth GO	4.500		07/01/2023	06/30/2016	A	380,467

43        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$500,000	Puerto Rico Convention Center Authority	5.000%		07/01/2019	07/01/2016	A	$500,260

30,000	Puerto Rico Electric Power Authority	3.272	[3]	07/01/2017	12/30/2016	B	28,700

85,000	Puerto Rico Electric Power Authority	3.822	[3]	07/01/2017	12/31/2016	B	81,318

90,000	Puerto Rico Electric Power Authority	3.286	[3]	07/01/2017	12/30/2016	B	86,101

60,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2016	07/01/2016		60,148

20,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2016	07/01/2016		20,049

1,855,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		1,909,945

2,825,000	Puerto Rico Electric Power Authority, Series N	4.022	[3]	07/01/2017	12/30/2016	B	2,711,972

735,000	Puerto Rico Electric Power Authority, Series N	3.901	[3]	07/01/2017	12/30/2016	B	703,160

2,735,000	Puerto Rico Electric Power Authority, Series O	3.739	[3]	07/01/2017	12/31/2016	B	2,625,573

6,370,000	Puerto Rico Electric Power Authority, Series O	3.578	[3]	07/01/2017	12/31/2016	B	6,110,932

1,225,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	06/30/2016	A	1,224,988

300,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2024	06/30/2016	A	303,936

750,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2022	06/30/2016	A	759,840

125,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2021	06/30/2016	A	126,640

210,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	06/30/2016	A	212,755

880,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	06/30/2016	A	891,546

235,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	06/30/2016	A	238,083

100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2016	06/30/2016	A	100,197

200,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	06/30/2016	A	202,624

340,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	07/01/2016	A	340,071

40,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2020	07/01/2020		41,985

35,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2018	07/01/2016	A	35,019

50,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	06/30/2016	A	50,036

44        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$245,000	Puerto Rico Highway & Transportation Authority	5.000%	07/01/2016	06/30/2016	A	$245,434

250,000	Puerto Rico Highway & Transportation Authority, Series E	5.500	07/01/2016	07/01/2016		250,677

5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		2,388

335,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	06/30/2016	A	336,196

155,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		155,380

155,000	Puerto Rico ITEMECF (International American University of Puerto Rico)	5.000	10/01/2016	06/30/2016	A	155,236

425,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2019	06/30/2016	A	426,390

170,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	08/01/2022		169,495

230,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	06/30/2016	A	233,461

270,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2022	06/30/2016	A	270,869

20,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	06/30/2016	A	20,323

455,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2020	06/30/2016	A	456,460

120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	06/30/2016	A	122,020

360,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	06/30/2016	A	365,418

500,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	06/30/2016	A	501,770

875,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	06/30/2016	A	888,169

600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	06/30/2016	A	609,030

25,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2018	07/01/2018		25,960

1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		1,008,070

1,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2024	07/01/2018	A	1,054,410

						50,368,195

Total Investments, at Value (Cost $825,620,126)—97.8%						833,101,760

Net Other Assets (Liabilities)—2.2						18,677,687

Net Assets—100.0%						$851,779,447

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.
A.	Optional call date; corresponds to the most conservative yield calculation.

45        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

75SS	Seventy-Five State Street
ALIA	Alliance of Long Island Agencies
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
DRMCH	Downey Regional Medical Center Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
FMemH	Franklin Memorial Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HCBS	Home and Community Based Services
HDA	Hospital Devel. Authority
HDGH	Henrietta D Goodall Hospital
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
IC	Interhealth Corporation
IDA	Industrial Devel. Agency
IMC	IHC Management Corporation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
MCOTA	Maine College of the Arts
MDIH	Mount Desert Island Hospital
MSA	Math & Science Academy
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
PBMC	Penobscot Bay Medical Center
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System

46        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PIH	Presbyterian Intercommunity Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
PUTTERS	Puttable Tax-Exempt Receipts
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
RWJHCCH	RWJ Health Care Corp. at Hamilton
RWJUHH	Robert Wood Johnson University Hospital at Hamilton
SAVRS	Select Auction Variable Rate Securities
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
UDC	Urban Development Corporation
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016

Assets
Investments, at value (cost $825,620,126)—see accompanying statement of investments	$833,101,760

Cash	1,897,362

Receivables and other assets:
Interest	9,092,739
Shares of beneficial interest sold	8,608,886
Investments sold on a when-issued or delayed delivery basis	8,442,810
Other	113,248

Total assets	861,256,805

Liabilities
Payables and other liabilities:
Investments purchased	4,706,329
Shares of beneficial interest redeemed	4,286,161
Dividends	309,570
Distribution and service plan fees	105,379
Shareholder communications	11,511
Trustees’ compensation	10,457
Other	47,951

Total liabilities	9,477,358

Net Assets	$851,779,447

Composition of Net Assets
Par value of shares of beneficial interest	$226,836

Additional paid-in capital	849,232,059

Accumulated net investment income	298,588

Accumulated net realized loss on investments	(5,459,670)

Net unrealized appreciation on investments	7,481,634

Net Assets	$851,779,447

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $401,211,286 and 106,848,974 shares of beneficial interest outstanding)	$3.75
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.84

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,887,701 and 27,402,530 shares of beneficial interest outstanding)	$3.75

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $347,680,460 and 92,584,120 shares of beneficial interest outstanding)	$3.76

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2016

Investment Income
Interest	$19,005,061

Expenses
Management fees	3,148,181

Distribution and service plan fees:
Class A	853,358
Class C	821,036

Transfer and shareholder servicing agent fees:
Class A	343,232
Class C	82,115
Class Y	302,323

Shareholder communications:
Class A	13,285
Class C	5,701
Class Y	9,021

Borrowing fees	236,467

Trustees’ compensation	12,410

Custodian fees and expenses	6,838

Interest expense on borrowings	3,323

Other	101,186

Total expenses	5,938,476

Net Investment Income	13,066,585

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,897,325)

Net change in unrealized appreciation/depreciation on investments	6,611,354

Net Increase in Net Assets Resulting from Operations	$16,780,614

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 29, 2015[1]

Operations
Net investment income	$13,066,585	$9,086,734

Net realized loss	(2,897,325)	(1,386,179)

Net change in unrealized appreciation/depreciation	6,611,354	(1,173,875)

Net increase in net assets resulting from operations	16,780,614	6,526,680

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,525,073)	(5,102,035)
Class C	(943,377)	(697,031)
Class Y	(6,487,188)	(3,074,534)

	(13,955,638)	(8,873,600)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	122,257,599	37,916,661
Class C	37,145,716	10,175,150
Class Y	64,748,912	198,952,179

	224,152,227	247,043,990

Net Assets
Total increase	226,977,203	244,697,070

Beginning of period	624,802,244	380,105,174

End of period (including accumulated net investment income of $298,588 and $1,187,641, respectively)	$851,779,447	$624,802,244

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 29,	May 30,	May 31,	May 31,
	2016	2015[1]	2014[1]	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.07	0.07	0.08	0.07	0.08
Net realized and unrealized gain (loss)	0.01	(0.02)	0.00	0.02	0.06

Total from investment operations	0.08	0.05	0.08	0.09	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)

Net asset value, end of period	$3.75	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	2.19%	1.39%	2.18%	2.35%	3.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$401,211	$277,507	$240,676	$207,739	$83,843

Average net assets (in thousands)	$343,886	$266,606	$260,158	$146,597	$45,683

Ratios to average net assets:[5]
Net investment income	1.78%	1.97%	2.05%	1.87%	2.18%
Expenses excluding specific expenses listed below	0.80%	0.81%	0.82%	0.80%	0.84%
Interest and fees from borrowings	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	0.83%	0.86%	0.85%	0.82%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.86%	0.85%	0.82%	0.87%

Portfolio turnover rate	51%	58%	72%	16%	20%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.04	0.05	0.05	0.04	0.05

Net realized and unrealized gain (loss)	0.01	(0.03)	0.00	0.02	0.06

Total from investment operations	0.05	0.02	0.05	0.06	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)

Net asset value, end of period	$3.75	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	1.43%	0.63%	1.39%	1.53%	3.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,888	$65,412	$55,509	$36,381	$13,654

Average net assets (in thousands)	$82,289	$59,997	$55,118	$23,354	$7,145

Ratios to average net assets:[5]
Net investment income	1.02%	1.21%	1.27%	1.07%	1.41%
Expenses excluding specific expenses listed below	1.56%	1.57%	1.60%	1.62%	1.78%
Interest and fees from borrowings	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	1.59%	1.62%	1.63%	1.64%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.62%	1.63%	1.62%	1.62%

Portfolio turnover rate	51%	58%	72%	16%	20%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 29,	May 30,	May 31,	May 31,
	2016	2015[1]	2014[1]	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.08	0.08	0.09	0.08	0.09
Net realized and unrealized gain (loss)	0.02	(0.02)	0.00	0.02	0.06

Total from investment operations	0.10	0.06	0.09	0.10	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	(0.08)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.08)	(0.08)	(0.08)	(0.09)

Net asset value, end of period	$3.76	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	2.72%	1.64%	2.42%	2.62%	4.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$347,680	$281,883	$83,920	$89,172	$20,853

Average net assets (in thousands)	$302,602	$143,236	$81,902	$53,415	$8,280

Ratios to average net assets:[5]
Net investment income	2.02%	2.16%	2.29%	2.10%	2.35%
Expenses excluding specific expenses listed below	0.55%	0.56%	0.57%	0.53%	0.67%
Interest and fees from borrowings	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	0.58%	0.61%	0.60%	0.55%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.61%	0.60%	0.55%	0.63%

Portfolio turnover rate	51%	58%	72%	16%	20%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2016

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

54        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

55        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$619,242	$—	$5,451,338	$7,473,302

1. At period end, the Fund had $5,451,338 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$5,451,338

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2016	Year Ended May 31, 2015
Distributions paid from:
Exempt-interest dividends	$13,928,159	$8,862,853
Ordinary income	27,479	10,747

Total	$13,955,638	$8,873,600

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$825,628,458

Gross unrealized appreciation	$8,171,209
Gross unrealized depreciation	(697,907)

Net unrealized appreciation	$7,473,302

56        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

57        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

58        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

59        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$22,087,695	$—	$22,087,695
Alaska	—	191,063	—	191,063
Arizona	—	32,613,234	—	32,613,234
Arkansas	—	35,106	—	35,106
California	—	157,401,230	—	157,401,230
Colorado	—	5,417,400	—	5,417,400
Connecticut	—	212,982	—	212,982
District of Columbia	—	1,550,615	—	1,550,615
Florida	—	27,422,817	—	27,422,817
Georgia	—	3,152,131	—	3,152,131
Idaho	—	499,725	—	499,725
Illinois	—	131,979,454	—	131,979,454
Indiana	—	10,298,462	—	10,298,462
Iowa	—	511,488	—	511,488
Kansas	—	105,329	—	105,329
Kentucky	—	30,677,551	—	30,677,551
Louisiana	—	19,988,980	—	19,988,980
Maine	—	100,336	—	100,336
Maryland	—	369,112	—	369,112
Massachusetts	—	8,476,933	—	8,476,933
Michigan	—	37,027,910	—	37,027,910
Minnesota	—	1,738,604	—	1,738,604
Mississippi	—	3,091,017	—	3,091,017
Missouri	—	13,426,220	—	13,426,220
Nebraska	—	50,201	—	50,201
Nevada	—	10,145,541	—	10,145,541
New Jersey	—	77,260,663	—	77,260,663
New Mexico	—	947,735	—	947,735
New York	—	50,342,115	—	50,342,115
North Carolina	—	260,353	—	260,353
North Dakota	—	2,184,752	—	2,184,752
Ohio	—	12,782,616	—	12,782,616
Oklahoma	—	3,320,559	—	3,320,559
Oregon	—	5,998,590	—	5,998,590
Other Territory	—	5,815,709	—	5,815,709
Pennsylvania	—	41,666,387	—	41,666,387
Rhode Island	—	5,052,540	—	5,052,540
South Carolina	—	10,038	—	10,038
South Dakota	—	245,725	—	245,725
Tennessee	—	12,373,774	—	12,373,774
Texas	—	33,666,293	—	33,666,293
Utah	—	3,842,396	—	3,842,396
Vermont	—	1,411,676	—	1,411,676

60        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes (Continued)
Virginia	$—	$1,462,484	$—	$1,462,484
Washington	—	5,045,146	—	5,045,146
Wisconsin	—	472,878	—	472,878
U.S. Possessions	—	50,368,195	—	50,368,195

Total Assets	$—	$833,101,760	$—	$833,101,760

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	8,442,810

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of

61        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

municipal securities to pay principal and interest on their obligations.

Shareholder Concentration. At period end, 1 shareholder owned 20% or more of the Fund’s total outstanding shares comprising 23% of the Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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6. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	70,190,433	$262,872,756	50,228,779	$188,622,443
Dividends and/or distributions reinvested	1,592,080	5,965,278	1,242,363	4,667,211
Redeemed	(39,121,442)	(146,580,435)	(41,348,796)	(155,372,993)

Net increase	32,661,071	$122,257,599	10,122,346	$37,916,661

Class C
Sold	16,552,242	$62,009,135	8,084,349	$30,370,374
Dividends and/or distributions reinvested	243,728	913,192	179,920	675,925
Redeemed	(6,881,241)	(25,776,611)	(5,553,447)	(20,871,149)

Net increase	9,914,729	$37,145,716	2,710,822	$10,175,150

Class Y
Sold	69,471,729	$260,572,831	72,260,050	$271,241,254
Dividends and/or distributions reinvested	1,697,627	6,361,249	796,847	2,993,828
Redeemed	(53,935,916)	(202,185,168)	(20,041,304)	(75,282,903)

Net increase	17,233,440	$64,748,912	53,015,593	$198,952,179

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$573,180,674	$365,068,055

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through September 30, 2015		Fee Schedule Effective October 1, 2015

Up to $100 million	0.500%	Up to $100 million	0.500%
Next $150 million	0.450	Next $150 million	0.450
Next $250 million	0.425	Next $250 million	0.425
Over $500 million	0.400	Next $500 million	0.400
		Over $1 billion	0.370

The Fund’s effective management fee for the reporting period was 0.43% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

63        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

64        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2016	$54,093	$86,141	$30,747

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on

65        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowing and Other Financing (Continued)

the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,142,077
Average Daily Interest Rate	0.289%
Fees Paid	$162,623
Interest Paid	$3,300

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

66        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$71,540

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as

67        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

68        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Short Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 25, 2016

69        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.80% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

70        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2007) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

72        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in

73        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Continued	the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2007) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001- June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999- 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the Fund and other Oppenheimer funds.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March

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Cynthia Lo Bessette, Continued	2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 102 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0621.001.0516 July 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $43,800 in fiscal 2016 and $31,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,404 in fiscal 2016 and $1,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $471,890 in fiscal 2016 and $1,061,442 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,191 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $847,485 in fiscal 2016 and $1,622,498 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/13/2016